RMBS New Issue Term Sheet

$488,500,000 Certificates (Approximate)

Mortgage Asset-Backed Pass-Through Certificates,
Series 2005-RS7

RAMP Series 2005-RS7 Trust
Issuer

Residential Asset Mortgage Products, Inc.
Depositor

Residential Funding Corporation
Master Servicer

July 21, 2005

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

RAMP Series 2005-RS7

Certificates
Class	Interest Type	Approximate Size(1)	Interest Accrual Basis	Principal Type	Expected WAL (yrs)(2) Call/Mat	Expected Principal Window (months)(2) Call/Mat	Expected Maturity Date (months)(2) Call/Mat	Final Scheduled Distribution Date	Expected Ratings (M / S)
A-1 (3)	Floating	183,908,000	Act/360	SEQ	1.00/1.00	1-22/1-22	May-07/May-07	May 2025	Aaa/AAA
A-2 (3) (4)	Floating	182,204,000	Act/360	SEQ	3.00/3.00	22-66/22-66	Jan-11/Jan-11	Mar 2033	Aaa/AAA
A-3 (3) (4)	Floating	67,138,000	Act/360	SEQ	6.97/8.73	66-90/66-218	Jan-13/Sep-23	Jul 2035	Aaa/AAA
M-1 (3) (4)	Floating	14,250,000	Act/360	MEZ	4.97/5.53	39-90/39-162	Jan-13/Jan-19	Jul 2035	Aa1/AA+
M-2 (3) (4)	Floating	12,250,000	Act/360	MEZ	4.96/5.47	38-90/38-151	Jan-13/Feb-18	Jul 2035	Aa2/AA
M-3 (3) (4)	Floating	6,500,000	Act/360	MEZ	4.94/5.41	38-90/38-140	Jan-13/Mar-17	Jul 2035	Aa3/AA-
M-4 (3) (4)	Floating	5,000,000	Act/360	MEZ	4.94/5.37	38-90/38-132	Jan-13/Jul-16	Jul 2035	A1/A+
M-5 (3) (4)	Floating	5,000,000	Act/360	MEZ	4.94/5.31	37-90/37-125	Jan-13/Dec-15	Jul 2035	A2/A
M-6 (3) (4)	Floating	4,750,000	Act/360	MEZ	4.92/5.21	37-90/37-117	Jan-13/Apr-15	Jul 2035	A3/A-
M-7 (3) (4)	Floating	2,500,000	Act/360	MEZ	4.92/5.13	37-90/37-108	Jan-13/Jul-14	Jul 2035	Baa1/BBB+
M-8 (3) (4)	Floating	2,500,000	Act/360	MEZ	4.92/5.05	37-90/37-102	Jan-13/Jan-14	Jul 2035	Baa2/BBB
M-9 (3) (4)	Floating	2,500,000	Act/360	MEZ	4.91/4.94	37-90/37-95	Jan-13/Jun-13	Jul 2035	Baa3/BBB-
Offered Certificates		488,500,000
B (3) (4) (5)	Floating	4,500,000	Act/360	SUB		Not Offered Hereby			Ba1/BB+
SB (5)	N/A	7,000,000	N/A	SUB		Not Offered Hereby			N/A
R (5)	N/A	N/A	N/A	RES		Not Offered Hereby			N/A
Total Certificates		500,000,000

Notes:

(1)	Class sizes subject to a 10% variance.

(2)	Pricing Speed Assumption:

Fixed:	20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter).

ARMs:	100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

(3)	The pass-through rate on the Class A, Class M and Class B Certificates will be equal to the lesser of (i) one-month LIBOR plus the related margin, (ii) the Net WAC Cap Rate.

(4)	If the 10% optional call is not exercised, the margin on the Class A-2 and Class A-3 Certificates will double and the margin on the Class M and Class B Certificates will increase to a 1.5x multiple, beginning on the second Distribution Date after the first possible optional call date.

(5)	Not offered hereby.

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

1

Transaction Overview

Issuer:	RAMP Series 2005-RS7 Trust.

Certificates:	The Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates (collectively, the "Class A Certificates").

The Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates (collectively, the "Class M Certificates").

The Class A Certificates and the Class M Certificates will be offered via the Prospectus (the "Offered Certificates").

The Class B Certificates are not offered hereby.

Lead Manager:	Banc of America Securities LLC.

Co-Managers:	Greenwich Capital Markets, Inc. and Residential Funding Securities Corporation.

Swap Counterparty:	[TBD].

Depositor:	Residential Asset Mortgage Products, Inc. ("RAMP").

Trustee:	JPMorgan Chase Bank, National Association.

Master Servicer:	Residential Funding Corporation (the "Seller", "Master Servicer" or "Residential Funding"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Subservicer:	Primary servicing will be provided by HomeComings Financial Network, Inc. ("HomeComings") with respect to approximately 91.88% of the Mortgage Loans. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

Cut-off Date:	July 1, 2005 after deducting payments due during the month of July 2005.

Settlement Date:	On or about August 5, 2005.

Distribution Dates:	25th of each month (or the next business day if such day is not a business day) commencing on August 25, 2005.

Form of Certificates:	Book-entry form through DTC, Clearstream and Euroclear.

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Minimum Denominations:	For the Class A, Class M-1, Class M-2 and Class M-3 Certificates: $25,000 and integral multiples of $1 in excess thereof; for the Class M-4 through Class M-9 Certificates: $250,000 and integral multiples of $1 in excess thereof.

ERISA Considerations:	None of the Certificates are expected to be ERISA eligible.

Legal Investments:	The Certificates will not constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

Tax Status:	One or more REMIC elections.

Mortgage Loans:	The mortgage pool will consist of fixed-rate and adjustable-rate Mortgage Loans secured by first and junior liens on mortgaged properties. Approximately 48.88% of the Mortgage Loans provide for an initial interest only period of up to ten years. The statistical pool of Mortgage Loans described herein has an approximate aggregate principal balance of $477,482,138 as of the Cut-off Date.

Prepayment Assumptions:	•	Fixed Rate – 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter).

•	ARM – 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

Optional Call:	If the aggregate principal balance of the Mortgage Loans falls below 10% of the aggregate original principal balance of the Mortgage Loans (the "Optional Call Date"), Residential Funding or its designee may terminate the trust. The exercise of the optional call may be subject to limitations as described in the prospectus supplement.

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

The Negotiated Conduit Asset Program:	The Mortgage Loans included in the trust were acquired and evaluated under Residential Funding's "Negotiated Conduit Asset Program" or NCA program. Through the NCA program, Residential Funding seeks to acquire recently originated mortgage loan products with the characteristics described in the attached collateral tables. The Mortgage Loans may include a combination of layered risk factors including, but not limited to, credit score, reduced loan documentation, debt-to-income ratio, and loan to value ratio.

Residential Funding's standard programs are identified as follows:

•	Jumbo A program, under which Residential Funding purchases "A" quality, non-conforming mortgage loans, which are then securitized under the RFMSI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan made to a borrower with a higher total debt-to-income ratio than that allowed by Residential Funding's "Jumbo A" program.

•	Expanded Criteria program, under which Residential Funding purchases mortgage loans to "A" quality borrowers whose collateral characteristics differ from conforming and jumbo guidelines, which are then securitized under the RALI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan where the combination of loan-to-value ratio, credit score and documentation type do not meet Residential Funding's "Expanded Criteria" program guidelines.

•	Home Solution program, under which Residential Funding purchases first lien "A" quality mortgage loans with LTVs up to 107% and for which the related borrowers may have limited cash, may not want to take cash out of their investments, or may want to finance the full value of the home plus closing costs, which are then securitized under the RAMP-RZ shelf. An example of an NCA program loan includes, but is not limited to, a loan made to a borrower who does not meet reserve requirements of the program or whose total debt-to-income exceeds underwriting guidelines of Residential Funding's "Home Solution" program.

•	AlterNet program, under which Residential Funding purchases mortgage loans with characteristics that do not meet traditional "A" quality credit requirements, which are then securitized under the RASC shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within Residential Funding's "AlterNet" program guidelines allow.

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Credit Enhancement:	A. Subordination.

Credit enhancement for the Class A Certificates will include the subordination of the Class M and Class B Certificates. Credit enhancement for the Class M Certificates will include the subordination of the Class B Certificates and each class of Class M Certificates with a lower payment priority.

Class	Initial Subordination (1)
A	13.35%
M-1	10.50%
M-2	8.05%
M-3	6.75%
M-4	5.75%
M-5	4.75%
M-6	3.80%
M-7	3.30%
M-8	2.80%
M-9	2.30%
B	1.40%

(1)	Includes the initial overcollateralization requirement as described herein.

B. Overcollateralization ("OC").

Initial (% Orig)	1.40%
OC Target (% Orig)	1.40%
Stepdown OC Target (% Current)	2.80%
OC Floor (% Orig)	0.50%

C. Excess Spread.

Initially equal to approximately 378 bps per annum.

D. Swap Agreement.

Credit enhancement for the Class A, Class M and Class B Certificates will include net payments made by the swap counterparty to the trustee pursuant to the swap agreement.

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agentfor the issuer in connection with the proposed transaction.

Priority of Payments:	Payments to the holders of the Certificates will be made from the available amount generally as follows:

(1)	Distribution of accrued and unpaid interest to the Certificates;

(2)	Distribution of principal to the Certificates, in the priority described herein;

(3)	Distribution of additional principal to the Certificates to cover some realized losses;

(4)	Distribution of additional principal to the Certificates to the extent necessary to maintain the required level of overcollateralization;

(5)	Payment to the Certificates in respect of prepayment interest shortfalls;

(6)	To the extent provided in the prospectus supplement, (a) payment to the Class A Certificates in respect of any Basis Risk Shortfall Carry-Forward Amount in the priority described in the prospectus supplement, and (b) payment to the Class M Certificates and Class B Certificates, in respect of any Basis Risk Shortfall Carry-Forward Amount in the priority described in the prospectus supplement;

(7)	Payment to the Certificates in respect of current relief act shortfalls;

(8)	To pay to the holders of the Class A Certificates, pro rata, and then to the Class M and Class B Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

(9)	To the Swap Counterparty, any termination payment triggered by a Swap Provider Trigger Event; and

(10)	Distribution of any remaining funds to the Class SB and Class R Certificates.

Any payments under clauses (3), (4), (5), (6), (7), (8) and (10) shall be made from excess cash flow to the extent available and not covered by amounts paid pursuant to the Swap Agreement.

Interest Accrual Period:	From and including the preceding Distribution Date (for the first accrual period, the Closing Date) up to but excluding the current Distribution Date on an actual/360 basis.

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Pass-Through Rates:	Class A Pass-Through Rates:

•	On each Distribution Date, the Class A Pass-Through Rate will be a per annum rate equal to the lesser of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin, and beginning on the second Distribution Date after the first possible Optional Call Date, and with respect to the Class A-2 and Class A-3 Certificates, One-Month LIBOR plus 2 times the related margin and (y) the Net WAC Cap Rate.

Class M and Class B Pass-Through Rates:

•	On each Distribution Date, the Pass-Through Rate on the Class M Certificates and Class B Certificates will be a per annum rate equal to the lesser of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin, and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus 1.5 times the related margin and (y) the Net WAC Cap Rate.

Net WAC Cap Rate:	For any Distribution Date, a per annum rate equal to (a) the weighted average of the Net Mortgage Rates of the Mortgage Loans using the Net Mortgage Rates in effect for the scheduled payments due on such Mortgage Loans during the related due period multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period minus (b) any net swap payments or Swap Termination Payment not due to a Swap Provider Trigger Event owed to the Swap Counterparty divided by the aggregate principal balance of the Mortgage Loans, multiplied by a fraction equal to 360 divided by the actual number of days in the related Interest Accrual Period.

For any Distribution Date on which the Pass-Through Rate on the Class A, Class M or Class B Certificates is limited to the Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon (the "Basis Risk Shortfall Carry-Forward Amount"). The payments from the Swap Agreement will be available to cover any shortfalls on the Class A, Class M and Class B Certificates resulting from the application of the Net WAC Cap Rate.

Weighted Average Monthly Fees:	Master servicing fee and subservicing fee of approximately 0.36% per annum.

Net Mortgage Rate:	With respect to any mortgage loan, the mortgage rate minus (a) the master servicing fee and (b) the sub-servicing fee.

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Eligible Master Servicing Compensation:	For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the Mortgage Loans immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the Mortgage Loans. Excess cash flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for excess cash flow.

Advances:	The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

Overcollateralization Amount:	With respect to any Distribution Date, the excess, if any, of the aggregate stated principal balance of the Mortgage Loans before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate certificate principal balance of the Class A, Class M and Class B Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

Required Overcollateralization Amount:	With respect to any Distribution Date (a) if such Distribution Date is prior to the Stepdown Date, 1.40% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date, or (b) if such Distribution Date is on or after the Stepdown Date, the greater of (i) 2.80% of the current aggregate stated principal balance of the Mortgage Loans as of the end of the related due period and (ii) the Overcollateralization Floor; provided that on or after the Stepdown Date, if a Trigger Event is in effect, the Required Overcollateralization Amount will be the Required Overcollateralization Amount for the immediately preceding Distribution Date. The Required Overcollateralization Amount may be reduced upon confirmation from each of the rating agencies that such reduction will not adversely affect the ratings of the Certificates.

Stepdown Date:	The Distribution Date which is the later to occur of (x) the Distribution Date in August 2008 and (y) the first distribution date on which the Senior Enhancement Percentage is equal to or greater than 26.70%.

Trigger Event:	A Trigger Event is in effect on any Distribution Date if either (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds 43.70% of the Senior Enhancement Percentage or (ii) cumulative realized losses on the Mortgage Loans as a percentage of the initial aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceed the following amounts:

Months 37-48	2.60% in the first month plus an additional 1/12th of 1.55% for every month thereafter
Months 49-60	4.15% in the first month plus an additional 1/12th of 1.25% for every month thereafter
Months 61-72	5.40% in the first month plus an additional 1/12th of 0.60% for every month thereafter
Months 73 and thereafter	6.00%

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Sixty-Plus Delinquency Percentage:	With respect to any Distribution Date, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including Mortgage Loans in bankruptcy that are 60 or more days delinquent, foreclosure and REO, over (y) the aggregate stated principal balance of the Mortgage Loans immediately preceding that Distribution Date.

Senior Enhancement Percentage:	For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M and Class B Certificates and (ii) the Overcollateralization Amount, in each case prior to the distribution of the aggregate Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

Overcollateralization Floor:	An amount equal to 0.50% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date.

Overcollateralization Increase Amount:	With respect to any Distribution Date, an amount equal to the lesser of (i) available excess cash flow from the Mortgage Loans available for payment of the Overcollateralization Increase Amount and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

Overcollateralization Reduction Amount:	With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) principal collected on the Mortgage Loans for that Distribution Date.

Excess Overcollateralization Amount:	With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount.

Principal Distribution Amount:	As to any Distribution Date, the lesser of (i) the excess of (a) the available distribution amount over (b) the interest distribution amount and (ii) the sum of (a) principal collected on the Mortgage Loans other than Subsequent Recoveries minus any net swap payments or Swap Termination Payment not due to a Swap Provider Trigger Event owing to the Swap Counterparty remaining unpaid and (b) the Overcollateralization Increase Amount less (c) the Overcollateralization Reduction Amount.

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Class A Principal Distribution Amount:	With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

•	the Principal Distribution Amount for that Distribution Date; and

•	the excess, if any, of (A) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class A Principal Distribution:	The Class A Principal Distribution Amount will be distributed, sequentially, to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, in each case until the certificate principal balance thereof has been reduced to zero.

Class M-1 Principal Distribution Amount:	With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

•	the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and

•	the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Class M- 2 Principal Distribution Amount:	With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

•	the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts; and

•	the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-3 Principal Distribution Amount:	With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

•	the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts; and

•	the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Class M-4 Principal Distribution Amount:	With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

•	the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts; and

•	the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-5 Principal Distribution Amount:	With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

•	the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts; and

•	the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Class M-6 Principal Distribution Amount:	With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

•	the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts; and

•	the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-7 Principal Distribution Amount:	With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

•	the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts; and

•	the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Class M-8 Principal Distribution Amount:	With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

•	the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts; and

•	the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-9 Principal Distribution Amount:	With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

•	the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts; and

•	the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-9 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess of, if any, the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Class B Principal Distribution Amount:	With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

•	the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts; and

•	the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class B Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Subordination Percentage:	As to any class of Class A, Class M or Class B Certificates, the respective approximate percentage set forth below:

Class	Initial Subordination (1)
A	73.30%
M-1	79.00%
M-2	83.90%
M-3	86.50%
M-4	88.50%
M-5	90.50%
M-6	92.40%
M-7	93.40%
M-8	94.40%
M-9	95.40%
B	97.20%

Subsequent Recoveries:	Subsequent recoveries, net of reimbursable expenses, with respect to Mortgage Loans that have been previously liquidated and that have resulted in a realized loss.

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Swap Agreement

Swap Agreement:	On the Closing Date, the Trustee will enter into a Swap Agreement with [ ] (the "Swap Counterparty") for the benefit of the Class A, Class M and Class B Certificates. The Swap Agreement will have an initial notional amount of approximately $[500,000,000]. Under the Swap Agreement, (i) the trust shall be obligated to pay to the Swap Counterparty an amount equal to [4.23%] per annum on the swap notional amount set forth below (the "Notional Balance") and (ii) the trust will be entitled to receive an amount equal to One-Month LIBOR on the Notional Balance from the Swap Counterparty, on each Distribution Date, accrued during the swap accrual period ([20] days in the case of the first accrual period), until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party. Upon early termination of the Swap Agreement, the trust or the Swap Counterparty may be liable to make a termination payment (the "Swap Termination Payment") to the other party, regardless of which party caused the termination. The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders (other than a Swap Termination Payment due to a Swap Provider Trigger Event).

Swap Agreement Notional Balance Schedule:	Period	Notional Balance ($)	Period	Notional Balance ($)	Period	Notional Balance ($)
	1	500,000,000.00	21	247,636,958.75	41	68,657,090.74
	2	494,671,608.67	22	234,135,441.35	42	66,441,061.52
	3	482,695,100.36	23	194,102,246.49	43	64,300,792.22
	4	464,219,765.35	24	143,178,327.12	44	62,233,444.79
	5	455,824,101.96	25	135,965,855.39	45	60,236,300.82
	6	445,934,372.92	26	129,289,295.33	46	58,306,755.81
	7	433,555,562.43	27	123,918,308.97	47	56,442,313.85
	8	420,837,772.30	28	119,367,121.61	48	54,640,582.48
	9	406,762,466.30	29	115,028,328.70	49	52,899,267.83
	10	391,996,554.05	30	110,865,384.82	50	51,216,170.06
	11	376,594,885.10	31	106,870,246.15	51	49,589,178.99
	12	359,368,162.03	32	103,035,277.83	52	48,016,269.97
	13	344,697,473.22	33	99,353,231.58	53	46,495,499.97
	14	330,656,824.32	34	95,817,224.52	54	45,025,003.84
	15	317,218,032.67	35	86,677,781.33	55	43,602,990.79
	16	304,354,214.49	36	80,982,127.16	56	42,227,741.06
	17	292,039,723.80	37	78,340,100.87	57	40,897,602.68
	18	280,250,094.23	38	75,790,041.47	58	—
	19	268,961,983.60	39	73,328,415.73	59	—
	20	258,142,072.40	40	70,951,843.59	60	—

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Swap Account:	Funds payable under the Swap Agreement will be deposited into a reserve account (the "Swap Account").

Funds in the Swap Account that are payable to the Swap Counterparty will be paid from any available funds prior to distributions on the Certificates and will be distributed on each Distribution Date in the following order of priority:

1)	to the Swap Counterparty, any net amounts owed to the Swap Counterparty under the Swap Agreement for such Distribution Date; and

2)	to the Swap Counterparty, any Swap Termination Payment not due to a Swap Provider Trigger Event.

Funds in the Swap Account that are payable to the trust will be distributed on each Distribution Date in the following order of priority:

1)	as part of the Principal Distribution Amount, to pay the holders of the Class A, Class M and Class B Certificates in reduction of their certificate principal balances, the principal portion of any realized losses incurred for the preceding calendar month;

2)	to pay the holders of the Class A, Class M and Class B Certificates as part of the Principal Distribution Amount, any Overcollateralization Increase Amount;

3)	to pay the holders of the Class A Certificates, pro rata, then to the Class M Certificates, in order of priority, and then to the Class B Certificates, the amount of any prepayment interest shortfalls allocated thereto for that distribution date to the extent not covered by the Eligible Master Servicing Compensation on that distribution date;

4)	to pay the holders of the Class A Certificates, pro rata, then to the Class M Certificates, in order of priority, and then to the Class B Certificates, any prepayment interest shortfalls previously allocated thereto remaining unpaid together with interest thereon;

5)	to pay the holders of the Class A Certificates, pro rata based on the amount of Basis Risk Shortfall Carry-Forward Amount allocated thereto, then to the Class M Certificates, in order of priority, and then to the Class B Certificates, the amount of any Basis Risk Shortfall Carry-Forward Amount remaining unpaid as of that distribution date;

6)	to pay the holders of the Class A Certificates, pro rata, then to the Class M Certificates, in order of priority, and then to the Class B Certificates, the amount of any relief act shortfalls allocated thereto for that distribution date;

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

7)	to pay the holders of the Class A Certificates, pro rata, then to the Class M Certificates, in order of priority, and then to the Class B Certificates, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

8)	to the party named in the pooling and servicing agreement, any remaining amounts.

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Net WAC Cap Schedule

PERIOD	NET WAC CAP RATE (1)	EFFECTIVE RATE (1,2)	PERIOD	NET WAC CAP RATE (1)	EFFECTIVE RATE (1,2)
1	10.13%	25.90%	46	8.91%	14.80%
2	6.54%	22.37%	47	8.68%	14.59%
3	6.83%	22.26%	48	9.02%	14.85%
4	6.75%	21.87%	49	8.71%	14.55%
5	6.97%	21.87%	50	8.69%	14.49%
6	6.75%	21.66%	51	8.96%	14.68%
7	6.76%	21.51%	52	8.65%	14.39%
8	7.48%	21.67%	53	8.94%	14.59%
9	6.81%	21.22%	54	8.63%	14.30%
10	7.13%	21.22%	55	8.61%	14.24%
11	6.90%	20.90%	56	9.51%	14.96%
12	7.14%	20.73%	57	8.57%	14.14%
13	6.91%	20.40%	58	8.83%	8.83%
14	6.91%	20.18%	59	8.70%	8.70%
15	7.14%	20.09%	60	9.13%	9.13%
16	6.90%	19.77%	61	8.81%	8.81%
17	7.13%	19.69%	62	8.79%	8.79%
18	6.90%	19.37%	63	9.05%	9.05%
19	6.89%	19.18%	64	8.74%	8.74%
20	7.62%	19.39%	65	9.01%	9.01%
21	6.88%	18.80%	66	8.70%	8.70%
22	7.10%	18.65%	67	8.68%	8.68%
23	7.20%	17.27%	68	9.58%	9.58%
24	8.03%	15.69%	69	8.63%	8.63%
25	7.75%	15.39%	70	8.89%	8.89%
26	7.74%	15.29%	71	8.58%	8.58%
27	7.98%	15.40%	72	8.85%	8.85%
28	7.71%	15.13%	73	8.54%	8.54%
29	8.07%	15.37%	74	8.52%	8.52%
30	7.98%	15.28%	75	8.78%	8.78%
31	7.97%	15.20%	76	8.47%	8.47%
32	8.51%	15.55%	77	8.73%	8.73%
33	7.95%	15.05%	78	8.43%	8.43%
34	8.20%	15.18%	79	8.40%	8.40%
35	8.23%	14.78%	80	8.96%	8.96%
36	8.75%	14.98%	81	8.36%	8.36%
37	8.45%	14.70%	82	8.62%	8.62%
38	8.43%	14.65%	83	8.32%	8.32%
39	8.70%	14.82%	84	8.61%	8.61%
40	8.40%	14.54%	85	8.32%	8.32%
41	8.85%	14.90%	86	8.30%	8.30%
42	8.70%	14.78%	87	8.55%	8.55%
43	8.69%	14.73%	88	8.25%	8.25%
44	9.59%	15.44%	89	8.51%	8.51%
45	8.65%	14.62%	90	8.21%	8.21%

Notes:

(1)	Assumes all index values increase instantaneously to 20.00%.

(2)	The Effective Rate is a per annum rate equal to (A) the product of (i) 30 divided by the actual number of days in the Interest Accrual Period for the Certificates and (ii) the weighted average Net Mortgage Rate of the Mortgage Loans plus (B) the net swap payment, if any, divided by the aggregate balance of the Mortgage Loans multiplied by 360 divided by actual number of days.

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

1

Class A Sensitivity Analysis

To 10% Call

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-1
Avg. Life (yrs)	13.31	1.67	1.23	1.00	0.84	0.73
Principal Window Months	238	38	26	22	18	16
Principal Window	1 to 238	1 to 38	1 to 26	1 to 22	1 to 18	1 to 16
Class A-2
Avg. Life (yrs)	23.89	6.05	4.06	3.00	2.30	1.87
Principal Window Months	95	95	64	45	34	17
Principal Window	238 to 332	38 to 132	26 to 89	22 to 66	18 to 51	16 to 32
Class A-3
Avg. Life (yrs)	28.48	13.67	9.44	6.97	5.42	4.06
Principal Window Months	14	44	34	25	20	26
Principal Window	332 to 345	132 to 175	89 to 122	66 to 90	51 to 70	32 to 57

Class A Sensitivity Analysis

To Maturity

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-1
Avg. Life (yrs)	13.31	1.67	1.23	1.00	0.84	0.73
Principal Window Months	238	38	26	22	18	16
Principal Window	1 to 238	1 to 38	1 to 26	1 to 22	1 to 18	1 to 16
Class A-2
Avg. Life (yrs)	23.89	6.05	4.06	3.00	2.30	1.87
Principal Window Months	95	95	64	45	34	17
Principal Window	238 to 332	38 to 132	26 to 89	22 to 66	18 to 51	16 to 32
Class A-3
Avg. Life (yrs)	28.78	16.28	11.61	8.73	6.86	5.23
Principal Window Months	27	197	186	153	126	114
Principal Window	332 to 358	132 to 328	89 to 274	66 to 218	51 to 176	32 to 145

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

2

Class M Sensitivity Analysis

To 10% Call

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-1
Avg. Life (yrs)	26.50	9.63	6.55	4.97	4.28	4.19
Principal Window Months	73	120	85	52	29	12
Principal Window	273 to 345	56 to 175	38 to 122	39 to 90	42 to 70	46 to 57
Class M-2
Avg. Life (yrs)	26.50	9.63	6.55	4.96	4.20	3.95
Principal Window Months	73	120	85	53	31	15
Principal Window	273 to 345	56 to 175	38 to 122	38 to 90	40 to 70	43 to 57
Class M-3
Avg. Life (yrs)	26.50	9.63	6.55	4.94	4.15	3.83
Principal Window Months	73	120	85	53	31	16
Principal Window	273 to 345	56 to 175	38 to 122	38 to 90	40 to 70	42 to 57
Class M-4
Avg. Life (yrs)	26.50	9.63	6.55	4.94	4.12	3.77
Principal Window Months	73	120	85	53	32	17
Principal Window	273 to 345	56 to 175	38 to 122	38 to 90	39 to 70	41 to 57
Class M-5
Avg. Life (yrs)	26.50	9.63	6.55	4.94	4.12	3.72
Principal Window Months	73	120	85	54	32	18
Principal Window	273 to 345	56 to 175	38 to 122	37 to 90	39 to 70	40 to 57
Class M-6
Avg. Life (yrs)	26.50	9.63	6.55	4.92	4.08	3.68
Principal Window Months	73	120	85	54	33	19
Principal Window	273 to 345	56 to 175	38 to 122	37 to 90	38 to 70	39 to 57
Class M-7
Avg. Life (yrs)	26.50	9.63	6.55	4.92	4.08	3.65
Principal Window Months	73	120	85	54	33	19
Principal Window	273 to 345	56 to 175	38 to 122	37 to 90	38 to 70	39 to 57
Class M-8
Avg. Life (yrs)	26.50	9.63	6.55	4.92	4.08	3.63
Principal Window Months	73	120	85	54	33	20
Principal Window	273 to 345	56 to 175	38 to 122	37 to 90	38 to 70	38 to 57
Class M-9
Avg. Life (yrs)	26.49	9.61	6.54	4.91	4.06	3.59
Principal Window Months	73	120	85	54	34	20
Principal Window	273 to 345	56 to 175	38 to 122	37 to 90	37 to 70	38 to 57

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

3

Class M Sensitivity Analysis

To Maturity

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-1
Avg. Life (yrs)	26.60	10.50	7.25	5.53	4.74	4.56
Principal Window Months	84	225	173	124	88	60
Principal Window	273 to 356	56 to 280	38 to 210	39 to 162	42 to 129	46 to 105
Class M-2
Avg. Life (yrs)	26.60	10.44	7.19	5.47	4.62	4.29
Principal Window Months	83	212	161	114	81	56
Principal Window	273 to 355	56 to 267	38 to 198	38 to 151	40 to 120	43 to 98
Class M-3
Avg. Life (yrs)	26.60	10.38	7.13	5.41	4.53	4.13
Principal Window Months	82	197	147	103	71	49
Principal Window	273 to 354	56 to 252	38 to 184	38 to 140	40 to 110	42 to 90
Class M-4
Avg. Life (yrs)	26.59	10.31	7.08	5.37	4.47	4.04
Principal Window Months	81	187	137	95	66	45
Principal Window	273 to 353	56 to 242	38 to 174	38 to 132	39 to 104	41 to 85
Class M-5
Avg. Life (yrs)	26.58	10.23	7.01	5.31	4.41	3.95
Principal Window Months	81	177	129	89	61	41
Principal Window	273 to 353	56 to 232	38 to 166	37 to 125	39 to 99	40 to 80
Class M-6
Avg. Life (yrs)	26.57	10.11	6.91	5.21	4.32	3.86
Principal Window Months	79	164	119	81	55	36
Principal Window	273 to 351	56 to 219	38 to 156	37 to 117	38 to 92	39 to 74
Class M-7
Avg. Life (yrs)	26.55	9.98	6.81	5.13	4.25	3.78
Principal Window Months	78	150	107	72	47	30
Principal Window	273 to 350	56 to 205	38 to 144	37 to 108	38 to 84	39 to 68
Class M-8
Avg. Life (yrs)	26.53	9.84	6.70	5.05	4.18	3.71
Principal Window Months	76	140	99	66	42	27
Principal Window	273 to 348	56 to 195	38 to 136	37 to 102	38 to 79	38 to 64
Class M-9
Avg. Life (yrs)	26.50	9.65	6.56	4.94	4.08	3.61
Principal Window Months	74	128	91	59	38	23
Principal Window	273 to 346	56 to 183	38 to 128	37 to 95	37 to 74	38 to 60

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

4

Aggregate Collateral Summary

Current Principal Balance	$477,482,138.38
Number of Mortgage Loans	2,464
	Average	Minimum	Maximum
Original Principal Balance	$193,951.97	$19,500.00	$3,640,000.00
Current Principal Balance	$193,783.34	$6,598.04	$3,640,000.00
	Weighted Average	Minimum	Maximum
Original Term (mos)	358	120	360
Age (mos)	2	0	194
Gross Mortgage Rate	7.116%	4.000%	11.500%
Loan-to-Value Ratio	82.47%	11.00%	100.00%
Credit Score	668	501	816

Margin (%)	4.917%	1.000%	10.500%
Initial Periodic Cap (%)	3.534%	1.000%	7.000%
Periodic Cap (%)	1.570%	1.000%	6.000%
Maximum Mortgage Rate (%)	13.501%	9.500%	22.160%
Minimum Mortgage Rate (%)	5.313%	2.250%	11.500%
Next Rate Adj. (mos)	30	1	84

Lien Position	% of Loan Group	Loan Type	% of Loan Group
1st Lien	99.98%	Adjustable-rate	61.06%
		Fixed-rate	38.94%
Occupancy	% of Loan Group
Primary Residence	72.11%	Loan Purpose	% of Loan Group
Non-Owner Occupied	23.97%	Purchase	53.30%
Second/Vacation	3.92%	Equity Refinance	40.41%
		Rate/Term Refinance	6.29%
Documentation	% of Loan Group
Full Documentation	35.52%	Property Type	% of Loan Group
Reduced Documentation	64.48%	Single-family	59.78%
		PUD Detached	15.17%
Servicing	% of Loan Group	Two-to-four family units	11.37%
Homecomings	91.88%	Condo Low-Rise	7.40%
		PUD Attached	3.31%
Delinquency	% of Loan Group	Townhouse	1.16%
Current	99.54%	Condo High-Rise	0.85%
30 to 59 Days Delinquent	0.46%	Condo Mid-Rise	0.35%
60 to 89 Days Delinquent	0.00%	Manufactured	0.21%
		Cooperative	0.21%
Exception Category	% of Loan Group	Condotel (9 or more stories)	0.17%
Alternet	24.10%	Condotel (5-8 stories)	0.03%
Expanded Criteria	67.36%
Home Solutions	6.82%	% with Prepayment Penalty	50.85%
Jumbo A	1.70%	% over 80% LTV with MI	12.04%
Seasoned Loans	0.02%	% with Interest Only Period	48.88%

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

5

Aggregate Credit Scores

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Original LTV
500 - 519	20	2,459,643	0.52	122,982	77.53
520 - 539	27	4,197,140	0.88	155,450	81.01
540 - 559	33	5,373,883	1.13	162,845	88.25
560 - 579	82	10,727,957	2.25	130,829	89.71
580 - 599	200	29,879,277	6.26	149,396	90.43
600 - 619	187	34,249,558	7.17	183,153	84.56
620 - 639	275	58,772,036	12.31	213,716	79.23
640 - 659	343	65,500,957	13.72	190,965	81.06
660 - 679	349	71,153,493	14.90	203,878	80.84
680 - 699	305	60,369,020	12.64	197,931	84.46
700 - 719	208	42,393,214	8.88	203,814	82.69
720 - 739	148	31,920,066	6.69	215,676	80.92
740 - 759	124	24,463,972	5.12	197,290	81.45
760 >=	152	33,456,173	7.01	220,106	81.63
Subtotal with Credit Scores	2,453	$474,916,388	99.46%	$193,606	82.53%
Not available*	11	$2,565,750	0.54%	$233,250	70.83%
Total:	2,464	$477,482,138	100.00%	$193,783	82.47%

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor. Loans for which Credit Score was not available were excluded from the calculation of the weighted average credit score.

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

1

Aggregate Original Mortgage Loan Balance

Range of Original Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
$1 - $100,000	590	$43,750,178	9.16%	$74,153	651	85.15%
$100,001 - $200,000	1,051	152,864,647	32.01	145,447	662	84.31
$200,001 - $300,000	448	110,258,009	23.09	246,112	671	82.82
$300,001 - $400,000	195	67,015,272	14.04	343,668	677	83.31
$400,001 - $500,000	96	42,983,664	9.00	447,746	676	81.30
$500,001 - $600,000	45	24,689,989	5.17	548,666	677	78.97
$600,001 - $700,000	19	12,144,086	2.54	639,162	685	74.15
$700,001 - $800,000	6	4,442,753	0.93	740,459	693	80.72
$800,001 - $900,000	7	6,084,541	1.27	869,220	673	73.30
$900,001 - $1,000,000	2	1,917,500	0.40	958,750	664	72.44
$1,100,001 - $1,200,000	1	1,200,000	0.25	1,200,000	773	80.00
$1,700,001 - $1,800,000	1	1,787,500	0.37	1,787,500	731	65.00
$1,900,001 - $2,000,000	1	1,904,000	0.40	1,904,000	627	68.00
$2,700,001 - $2,800,000	1	2,800,000	0.59	2,800,000	635	70.00
$3,600,001 - $3,700,000	1	3,640,000	0.76	3,640,000	679	61.00
Total:	2,464	$477,482,138	100.00%	$193,783	668	82.47%

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

2

Aggregate Mortgage Rates

Range of Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
4.000 - 4.499	4	$1,420,878	0.30%	$355,220	732	78.55%
4.500 - 4.999	25	7,445,545	1.56	297,822	699	79.91
5.000 - 5.499	30	8,222,186	1.72	274,073	719	78.20
5.500 - 5.999	108	28,706,172	6.01	265,798	711	79.91
6.000 - 6.499	298	68,727,813	14.39	230,630	686	80.15
6.500 - 6.999	627	130,802,935	27.39	208,617	678	81.11
7.000 - 7.499	428	84,333,370	17.66	197,041	677	80.24
7.500 - 7.999	357	62,897,801	13.17	176,184	653	82.14
8.000 - 8.499	182	29,896,453	6.26	164,266	643	87.98
8.500 - 8.999	159	24,216,678	5.07	152,306	619	90.25
9.000 - 9.499	104	13,610,976	2.85	130,875	603	94.13
9.500 - 9.999	86	11,455,420	2.40	133,203	594	91.99
10.000 - 10.499	42	4,163,208	0.87	99,124	583	92.09
10.500 - 10.999	12	1,300,998	0.27	108,416	602	95.15
11.000 - 11.499	1	150,496	0.03	150,496	582	95.00
11.500 - 11.999	1	131,208	0.03	131,208	550	75.00
Total:	2,464	$477,482,138	100.00%	$193,783	668	82.47%

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

3

Aggregate Net Mortgage Rates

Range of Net Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
3.500 - 3.999	2	$649,278	0.14%	$324,639	667	76.82%
4.000 - 4.499	20	6,420,004	1.34	321,000	710	78.80
4.500 - 4.999	30	8,644,333	1.81	288,144	711	78.83
5.000 - 5.499	64	17,689,061	3.70	276,392	713	80.72
5.500 - 5.999	274	64,605,299	13.53	235,786	690	80.19
6.000 - 6.499	549	115,788,236	24.25	210,908	680	81.93
6.500 - 6.999	511	101,244,668	21.20	198,130	678	80.27
7.000 - 7.499	376	66,738,772	13.98	177,497	655	80.62
7.500 - 7.999	236	40,861,991	8.56	173,144	644	86.46
8.000 - 8.499	163	24,861,750	5.21	152,526	625	89.31
8.500 - 8.999	108	14,519,692	3.04	134,442	606	94.27
9.000 - 9.499	78	9,842,880	2.06	126,191	588	90.91
9.500 - 9.999	39	4,053,265	0.85	103,930	586	91.80
10.000 - 10.499	11	1,243,791	0.26	113,072	595	95.64
10.500 - 10.999	3	319,118	0.07	106,373	608	86.78
Total:	2,464	$477,482,138	100.00%	$193,783	668	82.47%

Aggregate Original Loan-to-Value Ratios

Range of Original Loan-to- Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score
0.01 - 50.00	34	$6,353,627	1.33%	$186,871	667
50.01 - 55.00	25	5,741,708	1.20	229,668	636
55.01 - 60.00	21	3,747,129	0.78	178,435	633
60.01 - 65.00	43	13,454,504	2.82	312,895	670
65.01 - 70.00	90	24,965,485	5.23	277,394	652
70.01 - 75.00	153	33,800,614	7.08	220,919	660
75.01 - 80.00	959	197,534,896	41.37	205,980	687
80.01 - 85.00	136	24,379,571	5.11	179,262	660
85.01 - 90.00	327	63,455,534	13.29	194,054	660
90.01 - 95.00	470	76,267,531	15.97	162,271	669
95.01 - 100.00	206	27,781,539	5.82	134,862	601
Total:	2,464	$477,482,138	100.00%	$193,783	668

With respect to the Junior Lien Loans, the table was calculated using the Combined Loan-to-Value ratio.

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agentfor the issuer in connection with the proposed transaction.

4

Aggregate State Distributions of Mortgaged Properties

State or Territory	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	39	$4,587,129	0.96%	$117,619	651	91.83%
Alaska	1	284,000	0.06	284,000	666	80.00
Arizona	125	27,638,787	5.79	221,110	670	79.54
Arkansas	12	1,112,766	0.23	92,730	620	88.45
California	162	56,359,987	11.80	347,901	676	78.48
Colorado	46	8,381,416	1.76	182,205	666	84.82
Connecticut	39	10,053,944	2.11	257,793	661	78.26
Delaware	5	638,195	0.13	127,639	641	87.17
District of Columbia	7	2,671,268	0.56	381,610	695	73.79
Florida	433	84,946,242	17.79	196,181	681	80.86
Georgia	87	12,129,686	2.54	139,422	639	88.86
Hawaii	10	3,672,904	0.77	367,290	671	87.78
Idaho	13	1,717,633	0.36	132,126	683	89.34
Illinois	102	19,034,206	3.99	186,610	661	83.99
Indiana	46	4,805,623	1.01	104,470	641	91.69
Iowa	12	973,826	0.20	81,152	635	91.33
Kansas	15	1,700,271	0.36	113,351	639	89.18
Kentucky	27	3,191,047	0.67	118,187	645	91.43
Louisiana	34	4,507,801	0.94	132,582	666	88.48
Maine	4	504,080	0.11	126,020	654	83.16
Maryland	78	18,058,369	3.78	231,518	662	80.96
Massachusetts	42	10,624,590	2.23	252,966	659	82.90
Michigan	83	11,729,814	2.46	141,323	658	87.88
Minnesota	45	9,274,520	1.94	206,100	679	82.13
Mississippi	19	2,262,162	0.47	119,061	617	90.83
Missouri	46	5,033,407	1.05	109,422	643	89.92
Montana	1	100,000	0.02	100,000	582	100.00
Nebraska	6	666,267	0.14	111,045	662	94.81
Nevada	39	8,125,395	1.70	208,343	673	81.52
New Hampshire	9	1,501,243	0.31	166,805	674	84.18
New Jersey	72	19,356,317	4.05	268,838	669	80.99
New Mexico	8	1,503,114	0.31	187,889	638	86.63
New York	99	27,010,263	5.66	272,831	676	79.70
North Carolina	68	9,607,592	2.01	141,288	653	82.49
Ohio	69	8,060,045	1.69	116,812	659	87.61
Oklahoma	14	1,552,691	0.33	110,906	613	89.25
Oregon	32	5,931,346	1.24	185,355	688	82.22
Pennsylvania	56	6,523,867	1.37	116,498	650	88.09
Rhode Island	6	1,330,363	0.28	221,727	671	73.98
South Carolina	36	4,379,098	0.92	121,642	659	88.72
South Dakota	4	241,530	0.05	60,382	713	88.78
Tennessee	35	3,244,416	0.68	92,698	631	89.69
Texas	123	17,321,426	3.63	140,825	655	85.17
Utah	20	3,599,025	0.75	179,951	685	85.30
Vermont	2	451,816	0.09	225,908	677	84.89
Virginia	145	35,733,010	7.48	246,435	672	80.68
Washington	51	10,827,349	2.27	212,301	685	84.28
West Virginia	5	452,792	0.09	90,558	645	81.71
Wisconsin	29	3,621,113	0.76	124,866	662	90.13
Wyoming	3	448,389	0.09	149,463	701	95.34
Total:	2,464	$477,482,138	100.00%	$193,783	668	82.47%

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agentfor the issuer in connection with the proposed transaction.

5

Aggregate Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	1,391	$254,479,084	53.30%	$182,947	681	84.76%
Equity Refinance	912	192,946,576	40.41	211,564	652	79.71
Rate/Term Refinance	161	30,056,478	6.29	186,686	670	80.70
Total:	2,464	$477,482,138	100.00%	$193,783	668	82.47%

Aggregate Occupancy

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	1,659	$344,331,783	72.11%	$207,554	656	83.08%
Non Owner-occupied	721	114,435,862	23.97	158,718	705	80.96
Second/Vacation	84	18,714,494	3.92	222,792	677	80.34
Total:	2,464	$477,482,138	100.00%	$193,783	668	82.47%

Aggregate Documentation Type

Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Reduced Documentation	1,473	$307,903,960	64.48%	$209,032	676	80.09%
Full Documentation	991	169,578,178	35.52	171,118	655	86.77
Total:	2,464	$477,482,138	100.00%	$193,783	668	82.47%

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

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Aggregate Property Type

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	1,567	$285,434,169	59.78%	$182,153	660	83.16%
Planned Unit Developments (detached)	297	72,450,631	15.17	243,942	674	82.48
Two- to four- family units	243	54,280,905	11.37	223,378	688	79.78
Condo Low-Rise (less than 5 stories)	204	35,334,944	7.40	173,211	688	81.72
Planned Unit Developments (attached)	82	15,809,705	3.31	192,801	665	84.01
Townhouse	32	5,540,648	1.16	173,145	670	82.66
Condo High-Rise (9 stories or more)	13	4,039,524	0.85	310,733	724	74.00
Condo Mid-Rise (5 to 8 stories)	9	1,690,200	0.35	187,800	705	80.18
Manufactured Home	10	1,002,600	0.21	100,260	633	79.94
Cooperative	4	982,999	0.21	245,750	688	74.95
Condotel (9 or more stories)	2	790,526	0.17	395,263	717	77.00
Condotel (5-8 stories)	1	125,289	0.03	125,289	670	80.00
Total:	2,464	$477,482,138	100.00%	$193,783	668	82.47%

Aggregate Prepayment Penalty Term

Prepayment Penalty	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
12 Months	153	$34,093,701	7.14%	$222,835	670	80.66%
24 Months	636	108,010,226	22.62	169,827	650	85.86
36 Months	423	77,036,698	16.13	182,120	662	81.84
60 Months	67	18,888,414	3.96	281,917	679	71.19
None	1,169	234,669,993	49.15	200,744	678	82.32
Other	16	4,783,105	1.00	298,944	681	80.46
Total:	2,464	$477,482,138	100.00%	$193,783	668	82.47%

*Other includes all loans with prepayment penalty terms not equal to 0, 12, 24, 36, and 60 months. No loans have prepayment penalty terms greater than 60 months.

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

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Aggregate Maximum Mortgage Rate

Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Fixed	1,011	$185,947,034	38.94%	$183,924	673	78.51%
9.000% - 9.999%	1	83,900	0.02	83,900	744	80.00
10.000% - 10.999%	36	8,822,861	1.85	245,079	720	83.48
11.000% - 11.999%	146	30,802,201	6.45	210,974	700	82.77
12.000% - 12.999%	349	80,634,727	16.89	231,045	691	82.24
13.000% - 13.999%	365	79,734,805	16.70	218,452	665	84.09
14.000% - 14.999%	266	45,404,952	9.51	170,695	633	89.27
15.000% - 15.999%	188	25,930,445	5.43	137,928	598	93.65
16.000% - 16.999%	67	9,432,626	1.98	140,785	603	87.03
17.000% - 17.999%	27	7,749,151	1.62	287,006	705	80.50
18.000% - 18.999%	6	2,640,434	0.55	440,072	659	75.38
19.000% - 19.999%	1	228,000	0.05	228,000	633	80.00
22.000% - 22.999%	1	71,001	0.01	71,001	588	62.00
Total:	2,464	$477,482,138	100.00%	$193,783	668	82.47%

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

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Aggregate Note Margin

Range of Note Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Fixed	1,011	$185,947,034	38.94%	$183,924	673	78.51%
1.000% - 1.499%	1	129,949	0.03	129,949	607	85.00
2.000% - 2.499%	95	29,012,647	6.08	305,396	692	76.48
2.500% - 2.999%	78	21,417,688	4.49	274,586	697	80.74
3.000% - 3.499%	226	46,502,327	9.74	205,763	704	84.95
3.500% - 3.999%	25	9,077,901	1.90	363,116	712	80.23
4.000% - 4.499%	28	7,873,046	1.65	281,180	681	79.53
4.500% - 4.999%	224	42,721,364	8.95	190,720	692	81.02
5.000% - 5.499%	67	15,786,646	3.31	235,622	680	85.08
5.500% - 5.999%	144	31,876,907	6.68	221,367	651	86.39
6.000% - 6.499%	95	19,490,891	4.08	205,167	657	87.82
6.500% - 6.999%	116	20,766,940	4.35	179,025	610	91.04
7.000% - 7.499%	65	9,746,661	2.04	149,949	600	91.30
7.500% - 7.999%	88	12,887,980	2.70	146,454	599	94.56
8.000% - 8.499%	74	9,390,808	1.97	126,903	595	95.32
8.500% - 8.999%	84	10,227,297	2.14	121,754	587	91.54
9.000% - 9.499%	33	3,528,044	0.74	106,910	576	89.49
9.500% - 9.999%	7	807,561	0.17	115,366	575	89.24
10.000% - 10.499%	2	159,238	0.03	79,619	586	96.66
10.500% - 10.999%	1	131,208	0.03	131,208	550	75.00
Total:	2,464	$477,482,138	100.00%	$193,783	668	82.47%

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agentfor the issuer in connection with the proposed transaction.

9

Aggregate Next Rate Adjustment Date

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Aggregate Loans	Average Principal Balance Outstanding	Weighted Average Credit Score	Weighted Average Original LTV
Fixed	1,011	$185,947,034	38.94%	$183,924	673	78.51%
August 2005	9	3,541,547	0.74	393,505	696	76.63
September 2005	28	9,402,667	1.97	335,810	692	78.22
October 2005	9	3,822,081	0.80	424,676	688	77.32
November 2005	1	271,650	0.06	271,650	785	91.00
December 2005	2	1,856,800	0.39	928,400	715	74.72
January 2006	2	921,501	0.19	460,750	705	69.38
March 2006	1	153,334	0.03	153,334	608	100.00
May 2006	2	490,753	0.10	245,377	692	82.07
June 2006	8	2,243,774	0.47	280,472	745	82.94
July 2006	2	394,743	0.08	197,372	622	97.32
August 2006	1	48,648	0.01	48,648	634	80.00
September 2006	2	314,411	0.07	157,206	658	89.57
November 2006	3	300,092	0.06	100,031	619	94.52
December 2006	3	361,666	0.08	120,555	615	99.01
January 2007	3	350,601	0.07	116,867	671	82.18
February 2007	6	725,522	0.15	120,920	626	76.98
March 2007	23	4,621,032	0.97	200,914	623	90.00
April 2007	65	12,750,637	2.67	196,164	648	84.54
May 2007	259	47,169,101	9.88	182,120	670	83.95
June 2007	455	77,207,776	16.17	169,687	640	89.03
July 2007	119	20,816,738	4.36	174,931	653	89.23
August 2007	1	389,556	0.08	389,556	730	80.00
January 2008	2	209,059	0.04	104,530	630	85.70
February 2008	1	153,600	0.03	153,600	665	80.00
March 2008	5	887,270	0.19	177,454	678	81.68
April 2008	30	6,702,550	1.40	223,418	648	86.73
May 2008	76	19,848,552	4.16	261,165	677	85.00
June 2008	89	19,062,067	3.99	214,181	668	85.06
July 2008	45	8,038,678	1.68	178,637	674	85.34
August 2009	3	652,353	0.14	217,451	703	90.25
October 2009	1	55,093	0.01	55,093	739	28.00
November 2009	2	273,704	0.06	136,852	699	64.70
December 2009	1	499,345	0.10	499,345	685	74.00
January 2010	1	225,000	0.05	225,000	726	90.00
February 2010	2	460,557	0.10	230,279	654	80.76
March 2010	2	566,164	0.12	283,082	690	76.07
April 2010	2	367,660	0.08	183,830	667	88.09
May 2010	41	14,782,100	3.10	360,539	675	72.15
June 2010	68	15,957,108	3.34	234,663	700	82.54
July 2010	46	7,431,115	1.56	161,546	706	86.96
March 2012	1	150,700	0.03	150,700	796	84.00
May 2012	2	717,648	0.15	358,824	711	80.00
June 2012	15	2,913,489	0.61	194,233	709	86.84
July 2012	14	3,426,660	0.72	244,761	723	85.08
Total:	2,464	$477,482,138	100.00%	$193,783	668	82.47%

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agentfor the issuer in connection with the proposed transaction.

10

Banc of America Securities LLC Contacts

CONTACTS
Banc of America Securities LLC
Mortgage Trading/Syndicate		Tel: (212) 847-5095
Pat Beranek		pat.beranek@bankofamerica.com
Charlene Balfour		charlene.c.balfour@bankofamerica.com

Global Structured Finance		Fax: (704) 388-9668
Chris Schiavone	(212) 933-2794	Chris.schiavone@bankofamerica.com
Jeff Hare	(704) 388-6840	Jeff.hare@bankofamerica.com
Niki Hogue	(704) 387-1853	Nikole.hogue@bankofamerica.com
Shaun Ahmad	(704) 387-2658	Shaun.ahmad@bankofamerica.com
Jorge Panduro	(704) 386-0902	Jorge.a.panduro@bankofamerica.com
Dan Collins	(704) 386-3668	Daniel.h.Collins@bankofamerica.com

Rating Agency Contacts

	NAME	PHONE EXTENSION
Moody's:	Shelly Garg	(212) 553-7922
S&P:	Monica Perelmuter	(212) 438-6309

Banc of America Securities LLC
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

11